Exhibit (j)(1)

Consent of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Investment Trust:

We consent to the use of our report, incorporated herein by reference, dated January 26, 2007, for Legg Mason Partners Class Values Fund, a series of Legg Mason Partners Investment Trust, as of November 30, 2006 and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

March 30, 2007

Consent of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Investment Trust:

We consent to the use of our report, incorporated herein by reference, dated January 26, 2007, for Legg Mason Partners Intermediate Maturity California Municipals Fund and Legg Mason Partners Intermediate Maturity New York Municipals Fund, each a series of Legg Mason Partners Investment Trust, as of November 30, 2006 and to the references to our firm under the headings “Financial highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

March 30, 2007

Consent of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Investment Trust:

We consent to the use of our report, incorporated herein by reference, dated January 26, 2007, for Legg Mason Partners Large Cap Growth Fund, a series of Legg Mason Partners Investment Trust, as of November 30, 2006 and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

March 30, 2007

Consent of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Investment Trust:

We consent to the use of our report, incorporated herein by reference, dated January 26, 2007, for Legg Mason Partners Mid Cap Core Fund, a series of Legg Mason Partners Investment Trust, as of November 30, 2006 and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

March 30, 2007